UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 28, 2006

                              ADZONE RESEARCH, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      000-28717                88-0420405
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

                            4062-80 GRUMMAN BOULEVARD
                            CALVERTON, NEW YORK 11933
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (631) 369-1100

                                   Copies to:
                             DARRIN M. OCASIO, ESQ.
                       SICHENZIA ROSS FRIEDMAN FERENCE LLP
                     1065 AVENUE OF THE AMERICAS, 21ST FLR.
                            NEW YORK, NEW YORK 10018
                                 (212) 930-9700
                              (212) 930-9725 (FAX)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 28, 2006, Charles Cardona resigned as our Chief Executive Officer and John Cardona resigned as our President and Chief Operating Officer. Charles Cardona shall remain Chairman of our Board of Directors. There was no disagreement or dispute between Charles Cardona and John Cardona and our company which led to their resignations.

In addition, on April 28, 2006 our Board of Directors appointed John Cardona as Vice Chairman of our Board of Directors, Jeffrey Hale as our Chief Executive Officer and President and Terry Kent as our Chief Operating Officer. There are no understandings or arrangements between Messrs. Cardona, Hale and Kent and any other person pursuant to which Messrs. Cardona, Hale and Kent were selected as a director and officers of our company. John Cardona is the brother of Charles Cardona. Messrs. Hale and Kent do not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or executive officer.

From 1995 to 2001, Mr. Hale was Group President of VNU's Media Information Group of companies where he developed and implemented growth strategies across the group of businesses. VNU is a Dutch media and marketing information company. Mr. Hale, as a member of VNU USA's Executive Committee from 1995 to 2001, contributed to growing VNU's United States managed businesses. From 1993 to 2000, Mr. Hale was the President of Competitive Media Reporting, a wholly owned subsidiary of VNU, which monitored and measured media and advertising. In 2001, Mr. Hale left VNU and formed Baltic Ventures, LLC to develop acquisition strategies with financial backers, provide leadership to start up companies, and to advise companies on growth strategies.

From 1986 to 2001, Terrance Kent was employed at VNU NV, a Dutch media and marketing information company, where he held a variety of executive level positions. Beginning as a founding member of VNU's original five-person acquisition team in the US, Mr. Kent last served as Chief Operating Officer for VNU's Media Information Group. In 2001, Mr. Kent was the co-founder of Baltic Ventures, LLC, to work with corporations and investors in the business information and intelligence sector. Mr. Kent received a science and engineering degree from Lehigh University in 1974.

Item 9.01         Financial Statements and Exhibits.

        (a) Financial statements of business acquired.

            Not applicable.

        (b) Pro forma financial information.

            Not applicable.

        (c) Exhibits.

            None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           AdZone Research, Inc.

Date: May 3, 2006                          /s/ Jeffrey Hale
                                           -----------------------------------
                                           Jeffrey Hale
                                           Chief Executive Officer